Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATA
For the Quarter Ended March 31, 2006
All amounts shown in this report are unaudited
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.
Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of prospectus approved for that purpose.

COGDELL SPENCER INC.
Company Background
March 31, 2006
Charlotte-based Cogdell Spencer Inc. (NYSE: CSA) (the “Company”) is a newly formed, fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical offices, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering (the “IPO”) of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. On November 29, 2005, in connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were approximately $89.9 million.
On November 1, 2005, the Company obtained a $100.0 million unsecured revolving credit facility, which will be used to fund working capital and other corporate purposes; finance acquisition and development activity; and refinance existing and future indebtedness.
On February 15, 2006, Cogdell Spencer made its first acquisition as a public company. Methodist Professional Center One, located on the Methodist Hospital Campus of Clarian Health Partners, in Indianapolis, Indiana, was acquired for approximately $39.9 million, marking the Company’s entry into the Indianapolis, Indiana market. The property added 171,755 square feet of medical office space and an adjacent 951-space parking deck to the Company’s portfolio.
On March 30, 2006, the Company acquired Hanover Medical Office Building One in Richmond, Virginia and the 1808/1818 Verdugo Boulevard properties in Glendale, California. The aggregate price of the portfolio purchase was approximately $36.1 million and marked the Company’s entry into the Richmond, Virginia and suburban Los Angeles markets.
Hanover Medical Office Building One consists of 56,610 square feet of medical office space and continues the Company’s relationship with Bon Secures Health System Inc., the parent company of Memorial Regional Medical Center in Hanover County, Virginia.
The 1808 and 1818 Verdugo Boulevard properties are located on the campus of Verdugo Hills Hospital in Glendale, California, an acute care hospital that serves the communities of Glendale, Pasadena, and the surrounding San Fernando Valley. With the 106,793 square feet of medical office space, the two buildings represent the only on-campus medical office space options available to physicians serving Verdugo Hills Hospital.
As of March 31, 2006, the Company’s portfolio consisted of 49 wholly-owned properties and eight joint ventures, comprising a total of approximately 2,884,000 net rentable square feet. The overall percentage of leased space at the Company’s wholly-owned properties as of March 31, 2006, was 95.3%.
Forward-Looking Information
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the

COGDELL SPENCER INC.
Company Background
March 31, 2006
following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the Company’s IPO prospectus filed with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional information about us and our properties is available at our Web site at www.cogdellspencer.com.

COGDELL SPENCER INC.
Investor Information
March 31, 2006

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & Chief Executive Officer	Chairman	President & Chief Executive Officer

John R. Georgius	Richard B. Jennings	Charles M. Handy	Devereaux A. Gregg
		Chief Financial Officer	Vice President—Development

Christopher E. Lee	Richard C. Neugent
		Matthew H. Nurkin	Mary J. Surles
Randolph D. Smoak, M.D.		Vice President—Acquisitions	Vice President—Management

Rex A. Noble
Vice President—Management

Equity Research Coverage

Banc of America Securities	SmithBarney Citigroup
Russ Nussbaum—212.847.5668	Jonathan Litt—212.816.0231

BB&T	Morningstar
Stephanie Krewson- 804.782.8784	Heather Smith—312.384.4081

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

2006 Tentative Schedule for Quarterly Results

First Quarter	Early May	Third Quarter	Late October
Second Quarter	Early August	Fourth Quarter	To be decided

COGDELL SPENCER INC.
Key Financial Data
(In thousands, except per share, ratio and portfolio amounts)

As of and for the
Three Months Ended
March 31, 2006
Selected Operating Data
Property revenues	$11,778
Other revenues	$895
Fair value lease revenues (1)	$201
Property operating expenses	$4,114
Property operating margin	65%
EBITDA (2)	$6,538
Interest expense	$2,410
Net loss	$(1,525)
Net loss per share — diluted	$(0.19)

FFO (3)	$4,072
FFO per share — diluted (3)	$0.33
Dividends per share and unit	$0.35

Selected Balance Sheet Data
Cash and cash equivalents	$3,897
Book value of real estate assets before depreciation	$338,500
Total assets	$378,005
Total liabilities	$245,180
Minority interests	$59,642
Total stockholders’ equity	$73,183

As of and for the
Three Months Ended
March 31, 2006
Capitalization
Consolidated debt	$231,123
Common shares outstanding	8,000
Units outstanding	4,365
Total common shares and units outstanding	12,365
Share price at March 31, 2006	$21.32
Equity value at March 31, 2006 (4)	$263,622
Total market capitalization	$494,745
Consolidated debt / total market capitalization	47%

Financial Ratios
Interest coverage (5)	2.6
Fixed charge coverage (5)	2.0
Debt / total assets	61%

Portfolio Statistics — Wholly-owned Properties
Properties wholly-owned at March 31, 2006	49
Total square footage owned at March 31, 2006	2,508,375
Occupancy at March 31, 2006	95.3%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(5)	For calculation of coverage ratios, see page 10.

COGDELL SPENCER INC.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2006	December 31, 2005
Assets
Real estate properties	$338,500	$261,236
Less: Accumulated depreciation	(7,874)	(2,713)

Total real estate properties, net	330,626	258,523
Cash and cash equivalents	3,897	9,571
Restricted cash	817	779
Investment in capital lease	6,448	6,499
Acquired above market leases, net	1,089	852
Acquired in place lease value and deferred leasing costs, net	24,540	21,220
Acquired ground leases, net	3,015	2,919
Deferred financing costs, net	890	913
Goodwill	2,875	2,875
Other assets	3,808	4,331

Total assets	$378,005	$308,482

Liabilities and stockholders’ equity
Notes payable under line of credit	$85,850	$19,600
Mortgage loans	145,273	140,634
Accounts payable and accrued liabilities	5,901	4,699
Accrued dividends and distributions	4,328	—
Acquired below market leases, net	3,754	2,893
Interest rate swap agreements	74	170

Total liabilities	245,180	167,996
Minority interests in real estate partnership	108	—
Minority interests in Operating Partnership	59,534	62,018
Stockholders’ equity	73,183	78,468

Total liabilities and stockholders’ equity	$378,005	$308,482

COGDELL SPENCER INC.
Consolidated and Combined Statements of Operations
(In thousands, except per share data)

	Company	Predecessor (1)
	Three Months Ended	Three Months Ended
	March 31, 2006	March 31, 2005
Revenues:
Rental	$11,778	$4,196
Rental — related party	—	6,457
Fee revenue	429	538
Expense reimbursements	174	164
Interest and other income	292	224

Total revenues	12,673	11,579

Expenses:
Property operating	4,114	3,866
General and administrative	1,995	963
Depreciation	4,330	2,504
Amortization	2,156	24
Interest	2,410	1,731

Total expenses	15,005	9,088

Income (loss) from operations before equity in earnings (loss) of unconsolidated real estate partnerships, minority interest in real estate partnership and minority interests in operating partnership	(2,332)	2,491
Equity in earnings (loss) of unconsolidated real estate partnerships	5	(16)
Minority interests in real estate partnership	(31)	—
Minority interests in operating partnership	833	—

Net income (loss)	$(1,525)	$2,475

Basic and diluted loss per share (2)	$(0.19)

Weighted average common shares — basic and diluted (2)	7,973

(1)	The Cogdell Spencer Inc. Predecessor is not a legal entity, but represents a combination of certain real estate entities based on common management by Cogdell Spencer Advisors, Inc.

(2)	Due to the net loss, unvested restricted common stock would be anti-dilutive.

COGDELL SPENCER INC.
Funds from Operations (1)
(In thousands, except per share data)

Three Months Ended
March 31, 2006
Reconciliation of net loss to funds from operations:
Net loss	$(1,525)
Plus minority interests in operating partnership	(833)
Plus real estate related depreciation and amortization (2)	6,430

Funds from operations (FFO)	$4,072

FFO per share and unit	$0.33

Weighted average shares and units outstanding — basic	12,338

Weighted average shares and units outstanding — diluted	12,365

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties of $6,412 and the Company’s share of joint venture real estate depreciation and amortization of $18.

COGDELL SPENCER INC.
Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) (1)
(In thousands)

Three Months Ended
March 31, 2006
Reconciliation of net loss to EBITDA:
Net loss	$(1,525)
Minority interests in operating partnership	(833)
Interest expense	2,410
Depreciation and amortization	6,486

EBITDA	$6,538

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

COGDELL SPENCER INC.
Coverage Ratios
(In thousands, except ratio amounts)

Three Months Ended
March 31, 2006
Interest coverage ratio:
EBITDA	$6,538
Cash paid for interest	$2,508

Interest coverage ratio	2.6

Fixed charge coverage ratio:
EBITDA	$6,538
Fixed charges:
Cash paid for interest	$2,508
Principal payments	829

Total fixed charges	$3,337

Fixed charge coverage ratio	2.0

COGDELL SPENCER INC.
Consolidated Debt Analysis as of March 31, 2006
(Dollars in thousands)

	Stated				Unamortized
	Interest	Interest		Principal	Premium	Maturity	Amortization
	Rate	Rate		Balance	(Discount)	Date	(Years)

Mortgage loans and notes payable under line of credit:
Secured mortgage loans — wholly-owned properties:
Baptist Northwest Medical Park	8.25%	8.25%		$2,333	$223	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	—	11/15/2012	25
Beaufort Medical Plaza.	LIBOR + 0.95	6.76	(1)	5,242	—	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,724	126	10/1/2008	25
Cabarrus Pediatrics, Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.33		10,329	—	12/15/2014	25
East Jefferson Medical Office Building	6.01	6.01		9,726	103	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	4.50	(1)	17,160	—	11/22/2007	25
Hanover Medical Office Building One.	6.00	6.00		5,178	—	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park.	LIBOR + 1.85	6.67	(1)	8,923	—	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,699	10	12/18/2007	20
Mulberry Medical Park.	5.95	5.95		1,137	2	10/15/2006	20
One Medical Park — HMOB	5.93	5.93		5,888	26	11/1/2013	20
Providence MOB I, II and III	6.12	6.12		9,172	138	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	5.63	(1)	3,138	—	11/30/2008	22
Rocky Mount Kidney Center.	6.25	6.25		1,132	16	1/21/2009	20
Rocky Mount Medical Park	Prime	7.75		7,953	—	8/15/2008	25
Roper MOB	LIBOR + 1.50	7.45	(1)	10,084	—	7/10/2009	18
Rowan Outpatient Surgery Center.	6.00	6.00		3,529	33	7/6/2014	25
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	5.79		7,407	96	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center.	LIBOR + 1.43	6.26		8,626	—	2/15/2006	25
Three Medical Park.	5.55	5.55		8,374	(120)	3/25/2014	25

Total / weighted average on secured mortgage loans — wholly-owned properties.		6.19		140,304	653

Secured mortgage loans — consolidated joint venuture property:
Rocky Mount MOB LLC	6.25	6.25		4,316	—	6/21/2007	25
Unsecured line of credit.	LIBOR + 1.20	6.03		85,850	—	10/31/2008	—

Total / weighted average debt		6.13%		$230,470	$653

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.